reAlpha

Reimagining the Path to Homeownership with AI-Driven Innovation

August 2025 Corporate Presentation


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NASDAQ: AIRE

Disclaimers

This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by reAlpha Tech Corp. ("reAlpha," "we," "us," "our," and, together with our subsidiaries, the "Company") or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions.

This presentation also contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the reAlpha's plans, strategies, objectives, expectations, intentions and adequacy of resources. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause reAlpha's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, such as reAlpha's limited operating history and that reAlpha has not yet fully developed its artificial intelligence ("AI") based technologies; reAlpha's ability to commercialize its developing AI- based technologies; whether reAlpha's technology and products will be accepted and adopted by its customers and intended users; reAlpha's ability to integrate the business of its acquired companies into its existing business and the anticipated demand for the services offered by such acquired companies; the inability to maintain and strengthen reAlpha's brand and reputation; reAlpha's ability to reduce its manual loan processing time and manual effort of its employees through the implementation of its Loan Officer Assistant and CRM platform across real estate and mortgage operations; reAlpha's ability to improve data accuracy and boost engagement of its brand through its redesigned website and the integration of CRM platform across real estate and mortgage operations; reAlpha's ability to enhance its operational efficiency, improve cross-functional coordination and support the reAlpha platform's continued growth through the implementation of its new internal organizational structure; reAlpha's ability to continue attracting loan officers and maintain its relationship with its REALTOR® affiliate to expand its operations nationally; the inability to execute business objectives and growth strategies successfully or sustain reAlpha's growth; the inability of reAlpha's customers to pay for reAlpha's services; reAlpha's ability to successfully enter new geographic markets; reAlpha's ability to obtain the necessary regulatory and legal approvals to expand into additional U.S. states and maintain, or obtain, brokerage licenses in such states; reAlpha's ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. states brokerage licenses; reAlpha's ability to scale its operational capabilities to expand into additional geographic markets; the potential loss of key employees of its acquired companies including, but not limited to, Naamche, Inc. ("U.S. Naamche") and Naamche, Inc. Pvt Ltd. ("Nepal Naamche," and together with U.S. Naamche, "Naamche"), AiChat Pte. Ltd., Hyperfast Title LLC, Debt Does Deals, LLC ("Be My Neighbor") and GTG Financial, Inc. ("GTG Financial"); changes in applicable laws or regulations and the impact of the regulatory environment and complexities with compliance related to such environment and other risks and uncertainties further described in reAlpha's periodic reports filed with the Securities and Exchange Commission ("SEC"), including the Annual Report on Form 10-K for the period ended December 31, 2024 (as amended), the Form 10-Q for the quarterly period ended March 31, 2025, and the Form 10-Q for the quarterly period ended June 30, 2025, and other filings that may be filed with the SEC from time to time. Nothing contained herein is, or should be relied on as, a promise or representation as to the future.

The information in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to herein in any jurisdiction, including India, in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction.

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

Use of Non-U.S. GAAP Financial Measures

This presentation includes Adjusted EBITDA, a financial measure that is not presented in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") and may be different from non-U.S. GAAP financial measures used by other companies. We reconcile our Adjusted EBITDA to our net income (loss) adjusted to exclude interest expense, depreciation and amortization, share based compensation, and other non-cash, non-operating, or non-recurring items that we believe are not indicative of our core business operations.

We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-U.S. GAAP financial measures may be helpful to investors because it provides consistency and comparability with past financial performance. This non-U.S. GAAP financial measure is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. A reconciliation of this non-U.S. GAAP financial measure to the most directly comparable U.S. GAAP measures can be found in the appendix to this presentation and in our public filings with the SEC.

Trademarks

This presentation includes our own trademarks, which are protected under applicable intellectual property laws, as well as trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners.

Use of AI

Images on this presentation may be produced using artificial intelligence (AI). These AI-generated images are for illustrative purposes only and may not represent actual events or entities.

Industry and Market Data

This presentation contains information obtained from third-party sources, including industry publications, market research, and other publicly available data. While we believe such third-party sources to be reliable as of the date of this presentation, we have not independently verified the accuracy or completeness of any such information. Additionally, information contained in this presentation concerning our industry is also based on management's good faith estimates, which estimates are derived from management's knowledge of the industry and publicly available information released by third-party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets. Similarly, we believe our internal research is reliable, however, such research has not been verified by any independent sources.

Executive Summary

reAlpha is building a **next-generation, vertically integrated real estate technology company** that leverages **AI** to streamline and monetize the full home buying and selling journey

Full-Stack Revenue Model	By unifying Realty, Mortgage, and Title services into a single platform, reAlpha is able to capture value across the entire home purchase process[1]
Purpose-Built, AI-Powered Tech Platform	With an underlying tech platform purposefully designed for homebuyers underpinning the product and operations, reAlpha is focused on delivering a fully-integrated, AI-powered customer experience
Consumer Savings Drive Engagement	The "commission rebate at closing" model is designed to boost user adoption and cross-service utilization by offering tangible savings to homebuyers
Efficiency & Value at Every Step	Focused on optimizing the entire transaction process, reAlpha aims to deliver superior customer value through automation and integration

[1] As of June 30, 2025, reAlpha is licensed to provide mortgage brokerage services in 30 states. All three services (Realty, Mortgage, and Title) are currently only available in Florida; however, two out of three services are available in Texas, Tennessee, and Virginia

Investment Highlights

1. **Massive $3 Trillion+ Market, Purpose-Built for the Modern Homebuyer**

   reAlpha is targeting the multi-trillion-dollar[1] opportunity across real estate, mortgage, and title with a tech-first model designed for scalability, efficiency, and cross-vertical revenue generation

2. **Monetization of the Full Transaction**

   Unlike traditional brokerages, reAlpha expects to unlock greater revenue potential from each customer by driving multiple revenue streams across the entire home purchase process, from Realty to Mortgage to Title

3. **Scale Through Organic Growth and Strategic Acquisitions**

   Realty and Mortgage licensing expansion, combined with prior targeted, accretive acquisitions, have expanded reAlpha's capabilities, reach, and revenue, which drove a 1,909% year-over-year revenue increase in Q2-2025

4. **Stronger Balance Sheet Provides Foundation for Future Growth**

   The July 2025 repayment of secured promissory note simplified reAlpha's capital structure, better positioning reAlpha for continued product development and market expansion

5. **Execution Backed by Experience**

   Leadership team has deep expertise in technology, finance, and real estate, and has a track record of leading complex integrations and building high-performing, customer-focused operations

[1] Refers to sum of the U.S. Housing Market, U.S. Mortgage Origination Market, and U.S. Title Insurance Market. U.S. Housing Market data sourced from Redfin and Yahoo Finance[4.1]; U.S. Mortgage Origination Market sourced from Trading Economics and Investopedia[4.2] and includes refinances; U.S. Title Insurance Market sourced from Ibis World for calendar year 2024

$3.2 Trillion U.S. Real Estate Market Represents Significant Opportunity

U.S. Housing Market	U.S. Mortgage Origination Market	U.S. Title Insurance Market
~$80B Total Commissions Paid (2024)	**~$18B** Total Mortgage Broker Commissions	**~$23B** Total Title Insurance Revenue
$1.5T Total Home Transactions Value	**$1.7T** Total Value of Mortgages Originated	
U.S. Housing Market data sourced from Redfin and Yahoo Finance[4.1]	U.S. Mortgage Origination Market sourced from Trading Economics and Investopedia[4.2] and includes refinances	U.S. Title Insurance Market sourced from Ibis World for calendar year 2024

reAlpha

$3.2T is the sum of the Total Home Transactions Value and the Total Value of Mortgage Originated

Homebuying Today: Costly, Complex, and Fragmented

High Costs and a Complex Process



$
$
$
$
$
$
$
$
Closing

Traditional Market Not Up to the Task

High Fees are Standard

- Consumers aren't financially rewarded when using standalone services in the homebuying process
- Buyers often assume commissions are paid by the seller, but in reality, they are usually built into the home price[2]

Fragmented Operations

- Consumers must coordinate across multiple vendors: real estate, mortgage, title and more

Slow and Complex

- We believe the customer experience is inefficient and overcomplicated by a lack of integration that increases time (4-8 weeks)[3] for a home loan and effort
- The industry suffers from a lack of automation with incumbents slow to adapt and constrained by outdated business models and technology

reAlpha

[1]Data sourced from FannieMae for 1.1 million loans acquired 2017-2019
[2]Data sourced from Investopedia

[3]Data sourced from Waterstone Mortgage

Analogous Industries Disrupted by Tech-Driven Innovations

Industry	**SECURITIES BROKER**	**TRAVEL**	**ADVERTISING**
Company	Robinhood	Expedia	Google
New Revenue Model	Order routing, data subscriptions and bid/ask spreads	Merchant model, bundling trips and trip insurance	Algorithm-driven personalized advertising
Market Capitalization	**$90.7B**	**$22.5B**	**$2.3T**

...why not real estate?

reAlpha

Market capitalizations are in USD and reflect values as of August 1, 2025 on Yahoo Finance. All product names, logos and brands are property of their respective owners.

reAlpha: Reimagining the Path to Homeownership

A Unified Platform Powered by AI and backed by Human Expertise


reAlpha
AI
Automation
Data Science
+ Human Expertise
Closing

1. **Consumer-Aligned Pricing Model**
   "Commission rebate at closing" approach rewards homebuyers who use multiple services on the reAlpha platform. It aims to maximize consumer value while aligning incentives and increasing monetization opportunities

2. **AI-Driven Customer Experience**
   Claire, reAlpha's proprietary AI assistant, delivers always-on guidance, handling search, education, and transaction support in real time. This is expected to improve efficiency, reduce friction, and scale far beyond what traditional agents can provide

3. **More Seamless Vertically Integrated Platform**
   reAlpha owns and operates across real estate, mortgage and title, unlocking the full-stack revenue, streamlining the customer experience, and reducing handoffs through automation and optimized operations

4. **Scalable, Tech-Enabled Operations**
   A blend of proprietary AI systems and distributed service teams enables reAlpha to support growth efficiently and maintain high service standards, with the goal of increasing profit margins as volume scales

End-to-End Homebuying Platform Unifies Key Services


AI-powered support
$
Customer savings
Realty
Mortgage
Title & Closing

As of June 30, 2025, reAlpha is licensed to provide mortgage brokerage services in 30 states. All three services (Realty, Mortgage, and Title) are currently only available in Florida; however, two out of three services are available in Texas, Tennessee, and Virginia

The End-to-End Real Estate Super App

AI agent on standby 24/7
to answer questions, educate homebuyers, and ensure smooth transactions



11:40
Brian
Can you show me some other homes that are similar to this one but under my budget?
Claire
There are 7 properties available in Key West that meet your criteria of having at least 3 bedrooms, 2 bathrooms, a swimming pool, and a price up to $2 million. If you would like more information on any of these properties or need assistance with anything else, feel free to ask!
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Mortgage built-in
so homebuyers can move from offer to closing seamlessly



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Licensed agents
provide expert support on a no-obligation basis



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Rebate at closing
Is designed to incentivize consumer adoption of reAlpha services



Offer Accepted
You saved $12,037 in agent fees!

reAlpha

Commission Rebate Program Makes Homebuying More Affordable and Accessible

reAlpha increases homebuyers' purchase power:

- **Bundle and save** approach is intended to generate significant homebuyer savings and increase the incentive to use multiple reAlpha products
- **Commission rebate of up to 75%** of buyer agent's commission aims to boost purchasing power by increasing down payment, covering closing costs, and/or lowering interest rate
- **Integration with mortgage broker** gives access to 100+ lenders[1] for lower costs, a more customized mortgage, and quicker closings
- **Integration with title company** for ease and time savings



Commission Rebate at Closing
Estimated Customer Rebate: ~$8,000[2]
75%
of Buyer's Agent Commission
50%
of Buyer's Agent Commission
25%
of Buyer's Agent Commission
No Commission Rebate to Homebuyer
Not using reAlpha
Realty only
Realty + Mortgage
Realty + Mortgage + Title

reAlpha

[1]Refers to service offering in 30 states at the reAlpha and subsidiary level

[2]The estimated amount a customer can get back at closing is based on the following assumptions: $446,000 median house price (as of June 2025; Redfin) and 2.4% buyer's agent commission (as of Q2-2025; Redfin); assumes customer uses all three reAlpha services and qualifies for a 75% commission rebate of $8,028. Estimated savings are illustrative and may not be representative of actual customer savings. Actual savings will vary by customer and are not guaranteed.

Case Study: Supporting Homeownership for Veterans

Verified Customer

$860K Quadplex in Melbourne, FL
<$11K cash-to-close
40 day close | VA Loan

- Leveraged reAlpha's commission rebate and VA benefits to minimize upfront costs
- Managed transaction through reAlpha's platform across Realty, Mortgage, and Title services
- Efficient transaction timeline enabled by coordination and automation across the reAlpha platform
- A low down payment VA loan, coupled with reAlpha's commission rebate, allowed her to purchase a cash-flow generating multifamily asset with appreciation potential



"[The] best way to buy your first/next single or multi-unit properties is by using reAlpha Realty, LLC… [My realtor] made sure I had all the help and assistance I needed from beginning to the end of the buying process"

Mortgage Division Delivering Strong Growth and High Customer Satisfaction

reAlpha Mortgage

Formerly Be My Neighbor Mortgage. Data reflects activity from 2018 to June 2025, sourced internally from operational records. reAlpha completed the acquisition of Be My Neighbor in September 2024.

GTG Financial MORTGAGE BROKERS by reAlpha

Data reflects activity from 2017 to June 2025, sourced internally from GTG Financial, Inc's operational records. reAlpha completed the acquisition of GTG Financial, Inc in February 2025.



3%
9%
33%
55%
Conventional
VA
FHA
Other

Loan Types

$2.0B+
Total Loan Volume

4,994
Total Loans Closed

$451K
Avg Loan Amount

4.9/5
Google Reviews

All financial data from date of acquisition through June 30, 2025; total Google reviews received for reAlpha Mortgage as of August 1, 2025. Results to-date may not be indicative of future results.

Delivering Comprehensive Digital Title Services

HyperFast
by reAlpha

Client-Focused and Technology-Driven

Delivers comprehensive, digital title services to meet the dynamic needs of reAlpha homebuyers

Reliable and Secure

By collaborating with underwriters, reAlpha offers customers protection against title defects. Security systems are regularly updated and certified by independent security experts

Best Practices Compliance

Committed to ongoing compliance with industry best practices, maintaining the highest standards in all our operations

Comprehensive Title Services

- Title Insurance
- Residential Closing Services
- Escrow Services

reAlpha is pursuing partnerships to expand title offering into new geographic markets, with the intent to offer real estate services nationwide

Innovative Revenue Model Unlocks Value Across the Homebuying Journey

reAlpha generates revenue from **closing costs and services** beyond the home purchase[15.1]

Realty Services

Providing 24/7 AI-assisted real estate support and expert backup, from search, to showing, to offer and close

Est Revenue per Customer:[1]
$2,700

Current Offering[4]

Mortgage Brokering

Helping homebuyers find a mortgage that fits their unique situation

Est Revenue per Customer:[2]
$7,750

Current Offering[5]

Title Services

Verifying title/ownership history and insurance to cover future claims or liens

Est Revenue per Customer:[3]
$4,300

Current Offering[6]

Post-Closing Services

Managing the moving process, utility setup and monitoring of neighborhood values & taxes[15.2]

Future Offering

Estimated Revenue Potential per Customer: $14,750

[1] Estimated customer revenue for realty services is based on the following assumptions: $446,000 median house price (as of June 2025; Redfin), a 2.4% buyer's agent commission (as of Q2-2025; Redfin); and revenue net of commission rebate at closing (assuming customer uses all three reAlpha services and qualifies for a 75% rebate).
[2] Estimated customer revenue for mortgage services is based on the following assumptions: a median sale price of $446,000 (as of June 2025; Redfin) with an 18% down payment (2024 median; NerdWallet) payment and a loan amount of $365,720. Revenue is based on an average commission of 2.12% of the loan amount, which represents the average commission charged on the loan amount received by reAlpha
[3] Estimated customer revenue for title services is based on the following assumptions: a 0.5% of home purchase price as title fees (Anytime Estimate), 0.5% of the home purchase price as title insurance premium (Anytime Estimate) and a 70% retention rate (Federal Title & Escrow Company).
[4] Current offering in Florida and Texas; [5] Current offering in 30 states (Detailed availability) [6] Current offering in Florida, Tennessee, and Virginia

reAlpha

Strategic License Expansion will Open New Markets and Drive Scale

Geographic Footprint Expansion

- reAlpha's goal is to continue expanding to additional states and add Realty and Mortgage licenses to the portfolio

Service Expansion

- Increase services where reAlpha does not have a full suite of homebuying services in place
- Attract service partners to reAlpha's vertically-integrated ecosystem

Market Share Penetration

- Build a larger network of service personnel through agent recruitment strategies and acquisitions
- Offer a more affordable, streamlined experience that generates organic customer interest
- Implement AI-driven tech-enabled processes that increase transaction capacity for service personnel



Mortgage Brokerage
Title and Closing Services
Realty Services

Presence in 30 markets

reAlpha

Multi-Channel Go-to-Market Strategy Fuels Lead Acquisition through Realty and Mortgage

Brand[1]	SINCLAIR · ATMOSPHERE · WILLOW · NCM
Paid Social	
Paid Search	Google
Organic Search	Blog content optimized for SEO & AI SEO
Self-Generated	FL Agents drive direct leads · Loan Officers generate referral business

Realty ⟷ Mortgage

Lead exchange between Realty & Mortgage[2]



6:46
realpha.com
reAlpha
Smarter homebuying starts here
reAlpha's all-in-one platform simplifies the homebuying journey with AI-powered tech, expert support, and cash back at closing
Enter an address, city or zip code
Get pre-qualified
Estimate your rebate

Newly redesigned, integrated digital experience across Realty and Mortgage, driving improved conversion

reAlpha

[1] Brand investment enabled through Mecurius Media Capital LP media-for-equity investment
[2] In states where multiple services are available, such as Florida and Texas

Momentum Accelerating Across the Business

Strategic Progress Since Last Quarter

Launched AI Loan Officer Assistant[1]
Achieved 60% reduction in loan processing time during the intake process with proprietary AI tool (20% reduction in time per loan file)

Strengthened Balance Sheet
Raised $7M in capital and used approximately $4.47M of the funds to repay secured debt in full

Improved Operational Efficiency
Restructured offshore team and reduced costs by implementing AI tools

Expanded Service Availability
Expanded Realty services to Texas and Mortgage services to Utah

Integrated & Rebranded Mortgage Offering
Transitioned Be My Neighbor to reAlpha Mortgage for brand awareness and cultural consistency across reAlpha

Revamped Website Experience
Redesigned realpha.com and integrated mortgage for a more streamlined experience

Implemented Cross-Platform CRM
Connected and operationalized core modules across Realty and Mortgage

Initiated Loan Officer (LO) Recruiting Strategy
Actively recruited and onboarded 5 new Loan Officers to support expansion and growth

[1]Early operational results based on preliminary internal testing with a limited sample size and have not been independently verified

Financial Highlights

Q2 2025 RESULTS

REVENUE	$1,252K	1,909% YoY
GROSS PROFIT	$621K	1,309% YoY
GROSS PROFIT MARGIN	50%	(21ppt) YoY
ADJ EBITDA	($3,474K)	(203%) YoY

YoY represents a comparison against the same period in the prior year (Q2 '24 vs Q2 '25)

Strategic Roadmap to Drive Growth and Operational Excellence

Expand Service Offerings	• Accelerate state licensing expansion across Realty, Mortgage, and Title • Build out correspondent lending to improve mortgage funding options • Continue strategic acquisitions of service companies
Diversify Customer Acquisition Channels	• Increase spending in proven lead generation channels • Pilot new channels to broaden reach • Maximize remaining Mercurius brand marketing investment
Increase Funnel Conversion	• Enhance product and service features to increase pull-through from web traffic • Increase service upsell rate by leveraging tiered commission rebates • Continue to onboard experienced, top performing loan officers
Continue Investment in AI & Automation	• Expand AI Loan Officer Assistant to further speed processing • Launch new proprietary AI features to streamline homebuyer experience • Automate routine operational workflows
Maintain Focus on Operational Efficiency	• Maintain active management of vendor costs and overhead • Plan and execute strategic capital raises for growth investment • Deepen integration across Realty, Mortgage, and Title to accelerate closings and increase cost savings

NASDAQ: **AIRE**

Locations

Corporate: 6515 Longshore Loop, Suite 100, Dublin, OH 43017
Mortgage: 305 W Woodard St, Suite 220, Denison, TX 75020
Realty: 1560 Sawgrass Corporate Parkway, Suite 455, Sunrise, FL, 33323

Email

InvestorRelations@realpha.com

Phone

+1 707-732-5742 ext 2

Endnotes

Notes to Page 4 – Investment Highlights and Page 5 – $3.2 Trillion U.S. Real Estate Market Poised for Disruption

[4.1] Redfin Data Center. "Monthly Housing Market Data from January 2024 - December 2024." Redfin, [URL: https://www.redfin.com/news/data-center/]. Based on the total 2024 U.S. housing market value of approximately $1.49 trillion (sum of total value of homes sold in all 50 states), and an average combined buyer and seller agent commission rate of 5.32% in September 2024 from Yahoo Finance. "Real estate agent fees: What percentage do Realtors get?" Yahoo Finance, [URL: https://finance.yahoo.com/personal-finance/mortgages/article/real-estate-agent-fees-224457001.html]

[4.2] Total Value of Mortgages Originated from Trading Economics. "United State Mortgage Originations" (URL: https://tradingeconomics.com/united-states/mortgage-originations). Sum of all 2024 quarters to represent calendar year 2024. Total Value of Mortgage Originated includes refinances. Average of 1-2% commission rate sourced from Investopedia. "How Much Do Mortgage Brokers Make?" (URL: https://www.investopedia.com/how-much-do-mortgage-brokers-make-5213979). We have assumed a 1.1% average commission rate on the total value of mortgages originated to derive the total mortgage broker commissions presented in the graphic.

Notes to Page 15 – Innovative Revenue Model Unlocks Value Across the Homebuying Journey

[15.1] Revenue will vary per transaction based on various factors such as, but not limited to: home price, transaction term, down payment percentage, mortgage usage and market conditions.

[15.2] While we have acquired title service and mortgage brokerage companies, we anticipate that we will be able to capture additional revenue if we expand our offerings with additional services. However, there is no guarantee that we will proceed with further acquisitions or provide additional services.

Non-U.S. GAAP Reconciliation

The following table provides a reconciliation of net income to Adjusted EBITDA for the periods presented in this presentation:

	For the Three Months Ended June 30	
	2025	2024
Net loss	$(4,110,016)	$(1,478,312)
Adjusted to exclude the following:		
Depreciation and amortization	131,045	69,331
Amortization of loan discounts and origination fee	121,251	-
Impairment of capitalized software development – work in progress (1)	105,900	-
Changes in fair value of contingent consideration (2)	(174,000)	-
Change in fair value of preferred stock (3)	(339,378)	-
Loss (gain) on equity method investments	1,526	(129,045)
Interest expense	240,818	1,041
GEM commitment fee (4)	125,000	125,000
Share based compensation (5)	192,988	203,146
Equity offering costs (6)	230,774	-
Acquisition-related expenses	-	61,691
Adjusted EBITDA	**(3,474,092)**	**(1,147,511)**

(1) Represents the impairment of capitalized software due to discontinued development and the software becoming obsolete.
(2) Represents remeasurement gains or losses related to the contingent consideration of reAlpha Mortgage.
(3) Represents non-cash remeasurement gains or losses related to preferred stock issued in the Mercurius Media Capital LP and GTG Financial, Inc. transactions.
(4) Represents commitment fee of $1,000,000 incurred in connection with the equity facility from GEM Yield Bahamas Limited and GEM Global Yield LLC SCS, which has been amortized over a period of 24 months beginning on October 23, 2023.
(5) Represents non-cash expenses related to shares of common stock issued to employees and restricted stock units granted to certain executive officers and certain employees.
(6) Represents legal and professional fees incurred in connection with the Warrant inducement and at-the-market offering with H.C. Wainwright & Co., LLC.

Completed Acquisitions

Company	Description
reAlpha Mortgage	Mortgage brokerage services in 30 states; formerly known as Be My Neighbor
GTG Financial Mortgage Brokers	Mortgage brokerage services focused in California
AiChat	AI-powered chatbot in 270+ languages
HyperFast	Title insurance and settlement services in 3 states (controlling interest)
naamche	In-house AI development studio



9:41
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$584,000
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3 bedrooms · 2 baths · 2,937 sqft
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Planned Acquisitions

Showings | Mortgage | Post-closing Services

Leadership Team



Mike Logozzo
CEO, reAlpha Tech Corp.

Mike is an experienced leader with a strong background in financial services, innovation, and operations. Previously, he held senior roles at BMW Financial Services managing a large portfolio and at L Marks, driving innovation for global enterprises.



Piyush Phadke
CFO, reAlpha Tech Corp.

Piyush is a seasoned financial executive with over 20 years of experience in investment banking and capital markets. He previously held senior roles at BTIG, Jefferies, and Bank of America, specializing in financial strategy, capital structuring, and leading companies through high growth.



Vijay Rathna
CCO, reAlpha Tech Corp.

Vijay is an experienced technology leader with over 20 years in software engineering, AI, and enterprise innovation. He previously served as SVP of Innovation and Development at Coretelligent, where he led advanced AI initiatives and enterprise platform development.



Cristol Rippe
CMO, reAlpha Tech Corp.

Cristol is a proven marketing executive with a track record of building high-velocity brands in fintech and proptech. She led marketing through Root Insurance's IPO, and held senior marketing roles at Landed, 2Checkout, and Abbott Nutrition.



Jamie Cavanaugh
CEO, reAlpha Mortgage

Jamie is a seasoned mortgage executive with expertise leading strategy, growth, and operations. She has held senior roles at Amerifund Home Loans, Prospect Mortgage, and Bank of America. She is a licensed California Real Estate Broker and has been a Mortgage Loan Originator since 2001.

Board of Directors



Giri Devanur
Executive Chairman

- Entrepreneur with Nasdaq IPO experience
- EY Entrepreneur of the Year (2017)



Brian Cole
Compensation Committee Chairman

- Managing Director, Baird Investment Bank
- Former Manager, PWC



Dimitrios Angelis
Corporate Governance Committee Chairman

- Board Director of a publicly listed company
- Co-founder of several startups, including Sparta Biomedical
- Managing Partner at Pharma Tech LLC



Balaji Swaminathan
Audit Committee Chairman

- Founder and CEO of SAIML Private Ltd
- Former President of Westpac Banking Corp.
- Former Vice Chairman and MD, Global Corporate and Investment Banking, for Bank of America Merrill Lynch



Monaz Karkaria
Director

- Seasoned real estate executive
- Real Estate Coach & Mentor
- Buy Rehab Rent Refinance (BRRRR)™ strategist

reAlpha